UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  May 14, 2020 (May 12, 2020)

OneMain Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-36129 (Commission File Number)	27-3379612 (I.R.S. Employer Identification No.)

601 N.W. Second Street,
Evansville, Indiana 47708
(Address of principal executive offices)(Zip Code)

(812) 424-8031
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OMF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.          Entry into a Material Definitive Agreement.

Underwriting Agreement

On May 12, 2020, OneMain Holdings, Inc. (“OMH,” “we,” “us” or “our”), as a guarantor, entered into an underwriting agreement (the “Underwriting Agreement”) with Springleaf Finance Corporation, a direct subsidiary of OMH (“SFC”), as the issuer, and Barclays Capital Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale by SFC of $600.0 million aggregate principal amount of SFC’s 8.875% Senior Notes due 2025 (the “Notes”) in an underwritten public offering made pursuant to a registration statement and related prospectus supplement filed with the Securities and Exchange Commission (the “SEC”).  As further described below, the offering closed on May 14, 2020.

The Underwriting Agreement includes customary representations, warranties and covenants by each of SFC and OMH.  It also provides for customary indemnification by each of SFC, OMH and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8‑K and is incorporated herein by reference.

SFC intends to use the net proceeds from the offering for general corporate purposes, which may include paydowns of revolving indebtedness.

Some of the Underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us, our subsidiaries or our affiliates, including SFC.  They have received, or may in the future receive, customary fees and commissions for these transactions.  Some of the underwriters and their affiliates have entered into, and may in the future enter into, financing arrangements (including offerings of asset-backed notes) in which they act as initial purchaser or serve as lender to us, our subsidiaries or our affiliates, including SFC.

Supplemental Indenture

On May 14, 2020, SFC issued the Notes under an Indenture, dated as of December 3, 2014 (the “Base Indenture”), among SFC, as issuer, OMH, as guarantor, and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by a Tenth Supplemental Indenture, dated as of May 14, 2020 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among SFC, OMH and the Trustee, pursuant to which OMH provided a guarantee of the Notes.  The Notes were offered pursuant to a Prospectus Supplement, dated May 12, 2020, to the Prospectus, dated November 7, 2017, filed as part of SFC’s and OMH’s joint Registration Statement on Form S‑3 (Registration No. 333-221391) filed with the SEC.  The Notes are guaranteed on an unsecured basis by OMH.

The Notes will mature on June 1, 2025 and bear interest at a rate of 8.875% per annum, payable semiannually in arrears on June 1 and December 1 of each year, beginning on December 1, 2020.  The Notes are SFC’s senior unsecured obligations and rank equally in right of payment to all of its other existing and future unsubordinated indebtedness from time to time outstanding.  The Notes are guaranteed by OMH and will not be guaranteed by any of SFC’s subsidiaries, including OneMain Financial Holdings, LLC, or any other party.  The Notes are effectively subordinated to all of SFC’s secured obligations to the extent of the value of the assets securing such obligations, structurally subordinated to all existing and future liabilities of our subsidiaries (other than SFC), and rank senior in right of payment to all existing and future subordinated indebtedness of OMH.

The Notes may be redeemed, in whole or in part, at SFC’s option, at any time or from time to time (i) prior to June 1, 2022, at a “make-whole” redemption price specified in the Indenture, and (ii) on and after June 1, 2022, at the applicable redemption price set forth below (expressed as a percentage of the principal amount of the Notes to be redeemed), if redeemed during the 12-month period beginning on June 1 of each of the years indicated below, in each case plus accrued and unpaid interest on such principal amount to, but not including, the applicable redemption date.

Year	Percentage
2022	104.438%
2023	102.219%
2024	100.000%

The Indenture contains covenants that, among other things, limit SFC’s ability to create liens on assets and restrict SFC’s ability to consolidate, merge or sell its assets.  The Indenture also provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the Trustee or holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare the principal amount of all the Notes to be due and payable immediately. The Notes will not have the benefit of any sinking fund.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and Supplemental Indenture (and form of 8.875% Senior Notes due 2025 included therein as Exhibit A), copies of which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  In connection with the issuance of the Notes, Jack R. Erkilla, Esq., Senior Vice President, Deputy General Counsel and Secretary of SFC, and Sidley Austin LLP provided SFC with the legal opinions filed as Exhibits 5.1 and 5.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 2.03.          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided in Item 1.01 of this Current Report on Form 8‑K is hereby incorporated by reference into this Item 2.03.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
*1.1
Underwriting Agreement, dated as of May 12, 2020, among Springleaf Finance Corporation, OneMain Holdings, Inc., and Barclays Capital Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named therein.

4.1
Indenture relating to the Notes, dated as of December 3, 2014, among Springleaf Finance Corporation, OneMain Holdings, Inc. and Wilmington Trust, National Association, as trustee, as filed with the SEC on December 3, 2014 as Exhibit 4.1 to OMH’s Current Report on Form 8‑K (File No. 001-36129), and incorporated herein by reference.

*4.2
Tenth Supplemental Indenture relating to the Notes, dated as of May 14, 2020, among Springleaf Finance Corporation, OneMain Holdings, Inc. and Wilmington Trust, National Association, as trustee (including the form of 8.875% Senior Notes due 2025 included therein as Exhibit A).

*5.1	Opinion of Jack R. Erkilla, Esq.
*5.2	Opinion of Sidley Austin LLP.
*23.1	Consent of Jack R. Erkilla, Esq. (included as part of Exhibit 5.1 hereto).
*23.2	Consent of Sidley Austin LLP (included as part of Exhibit 5.2 hereto).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEMAIN HOLDINGS, INC.

By:	/s/ Micah R. Conrad
Name:	Micah R. Conrad
Title:	Executive Vice President and Chief Financial Officer

Date:  May 14, 2020